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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2005

                         MACKINAC FINANCIAL CORPORATION

      (previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)
             (Exact name of registrant as specified in its charter)

        MICHIGAN                          0-20167                     38-2062816

   (State or other jurisdiction         (Commission                (IRS Employer
   of incorporation)                    File Number)         Identification No.)


               130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN 49854

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 200-7032



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS.

On February 14, 2005, Mackinac Financial Corporation issued a press release announcing that federal and state banking regulators terminated all provisions of the cease and desist order that had been issued to its banking subsidiary, North Country Bank and Trust, on March 26, 2003, a copy of which is attached hereto as Exhibit 99.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER              EXHIBIT DESCRIPTION
------------        -------------------

99                  Press Release dated February 14, 2005



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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MACKINAC FINANCIAL CORPORATION


Date: February 14, 2005
                                   By:  /s/  Paul D. Tobias
                                      ---------------------------
                                        Paul D. Tobias
                                        Chairman of the Board and Chief
                                        Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER              EXHIBIT DESCRIPTION
------------        -------------------

99                  Press Release dated February 14, 2005








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